





# MMC Energy Inc.

**NASDAQ OTC: MMCN**

**DEUTSCHE BOURSE: JU1**

# Disclaimer

This presentation material contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The opinions, forecasts, projections or other statements, other than statements of historical fact, are forward-looking statements. Although the company believes that the expectations reflected in such forward-looking statements are reasonable, they do involve a number of risks and uncertainties. Among the important factors that could cause actual results to differ materially from those indicated by such forward-looking statements are a material adverse change in commodity prices in the markets in which the company operates, material unplanned outages of currently owned assets, the failure to close on targeted acquisitions, general economic conditions and the risk factors detailed from time to time in the Company's periodic reports and registration statements filed with the Securities and Exchange Commission.

MMC

# MMC Business Overview

November 15, 2006



# MMC Corporate Summary

| | |
|---|---|
| Company | MMC Energy, Inc |
| State of Incorporation | Delaware |
| Exchange/Ticker | NASDAQ OTC: MMCN<br>DEUTSCHE BOURSE: JU1 |
| Fully Diluted Shares | 49.1 million |
| 52 week high/low | $1.55 – $3.40 |
| Current Market Capitalization | ~ $100 million |

# MMC Exchange Listings Update

**American Stock Exchange (New York)**

- Pursuing regulated Amex listing due to strong institutional interest in MMC business model and strategy
- Completed Formal Application to list on Amex
- Selected Specialist to make market in MMC Stock
- Amex in process of completing final due diligence
- Expect to be effective on Amex by 12/31/06

**Deutsche Bourse (Frankfurt)**

- Pursuing upgrade to regulated Prime Equity listing (DAX listed companies)
- In process of selecting dedicated market maker and sponsor broker/dealer
- In process of completing required Prospectus to upgrade listing

# MMC Investment Highlights

- MMC is actively pursuing acquisition of small to mid size power plants in the $300 billion U.S. power generation market
  - MMC core focus is on Sub $100MM transactions
- Three acquisitions to date with a total of 110MW installed capacity and 94MW announced expansion at Chula Vista facility
- Fragmented ownership of small to mid size power plants in regions where MMC is focused
  - Eg. ~900 plants exist in CA, AZ, NV of which over 200 plants <250MW in size
- Many deep value opportunities exist due to the downturn in the cycle and other forced liquidity events for sellers
- MMC Management and Board has deep operational and transactional experience in the industry and executing on strategy
- MMC transaction pipeline is full in key target markets.
- MMC positioned for substantial growth in 2007 and beyond.

MMC

# MMC Strategy

- **MMC is acquiring a portfolio of deep value "Insurance Assets" in the U.S. power sector**
- **Opportunity exists to acquire, restructure, operate and cash flow critical reliability based power and infrastructure assets**

Acquire deep value

Power Assets



Acquisition

EBITDA multiple:

5.0-7.0x


Recommission plant
Stabilize long term cash flow
Restructure Asset operations
MMC
Near term cash flow
Rebuild income statement

Cash flow and

multiple expansion



Industry average

EBITDA multiple

8.0-12.0x

***MMC captures above market returns through forward and real time sales of insurance products to power industry grids and utilities***

# U.S. Energy Market is Large and Fragmented

## US Electric Value Chain – 2004 Data



MMC Focus
Fuel
Generation
Trading
Transmission
Distribution
Other
Coal (50%) 1026 Million short tons
Natural Gas(18%) 6111 Bcf
Petroleum(3%) 209 Million Barrels
Nuclear(20%)
Hydro, Renewable, Others(9%)
Summer Capacity
Coal (312 GW)
Natural Gas (224 GW)
Dual Fired (172 GW)
Nuclear (99 GW)
Hydro/others (153 GW)
Total (963 GW)
3000 Million MWH
160,000 Transmission Miles of 230Kv or more
Customers (millions)
Residential 118.7
Commercial 16.6
Industrial/ Transportation 0.8
Annual Consumption 3,548 B KWH
Net Internal Demand 693 GW
$301 B
$0 B
$66 B
$130 B
$25 B
Net Book Value $522 B

*Source: Department of Energy.*

# Unique Buying Opportunity for MMC in US Power Generation Market

***The power generation market is cyclical with a high cost of entry, fragmentation and long lead times***



Exuberance
Correction
Recovery
Widespread market deregulation
Plant construction - (primarily natural gas)
High leverage
Regulatory uncertainty
Construction cancellations
High Gas prices and high leverage result in vulnerability
Larger, base-load plants have recovered and are beginning to trade above the fair value line
Large base load power plants are priced above the fair value line
MMC targeting smaller power generating assets priced below the fair value line
Fair Value
Business Cycle
Late '90s
2001-2002
2004-2007
2008-2011

MMC

# MMC Targeted Acquisition Strategy

**Purchase Deep Value Assets**

- MMC Assets acquired for 5-7x EV/EBITDA on average
- Comparables trade at 8-12x EV/EBITDA
- Abundance of smaller deep value assets available
  - E.g. ~900 plants exist in CA, AZ, NV and other target markets
  - Distressed assets resulting from previous period
  - Lack capable operations and asset management infrastructure

---

**Restructure Operations**

- Restructure Operations
  - Significant operating challenges with deep value assets are too complex for many existing financial owners
  - Opportunities to add value through targeted CapEx additions

---

**Income Statement Management**

- Full Income Statement Management
  - Optimize revenues
    - Restructure/initiate operating contracts, add ancillary services, hedging, long term PPA's
  - Cost cutting
    - Service contracts, overpriced property tax assessments, water and transportation

MMC

# Sources of Revenue from MMC Plants

**Capacity:**

Revenue earned for "plant availability," with no-call on energy

- Utilities are required to meet resource adequacy requirements
- Reserve margins (excess of supply over peak demand) of 15-20% deemed prudent by ISO's

**Ancillary:**

Revenues bid in a daily market for providing:

- Quick start power (10 minute ramp time)
- Black start power (when grid goes down)
- Other supporting services to grid

**Energy:**

Generated from supplying actual power to grid (turbines running)

- Spark Spread: gross margin from power sales net of fuel and variable maintenance cost
- Toll: renting of the facility in exchange for fixed revenue stream serving as a hedge on spark spread
- Heat Rate Call Option: financially settled synthetic toll

MMC

# MMC Risk/Return Optimization


Post acquisition risk reduction
MMC target
acquisition
Less Risk
More Risk
Contracted Revenue
Market Revenue

- MMC targets undervalued assets with no contracts for revenue
  - Revenue is "at-risk" due to market exposure
- MMC swaps market risk for credit risk by contracting some or all of the revenue, depending on the asset
  - Provides stabilized cash flows for a portion or all of the potential revenue streams
- Most contracts are signed with parties that have investment grade credit

***Swap operational risk for credit risk post acquisition targeting a 20% IRR***

MMC

# MMC Operates Lean Commercial Structure


MMC
Asset Management
Finance
Operations
Interconnection Contracts to the Grid
MMC Internal Engineering
External Engineering Services
MMC Power Plants (Asset Company)
Water Supply
Operations and Maintenance
Capacity and Energy Contracts with Investment Grade counterparties
Energy Management Services

# MMC Power Assets



# MMC Completed Acquisitions

- Negotiated exclusively for the purchase of two plants in premium San Diego California region
  - Deep value purchase price of $30/kw vs. construction cost of $700/kw in 2001
- Closed acquisition on January 9, 2006
- Managed repairs and re-commissioning of the plant, bringing plants on-line in June 2006
  - Re-commissioning costs on budget ~$2.1m
- Capacity and ancillary revenues sufficient to provide attractive returns – minimal commodity price risk
- Negotiated Resource Adequacy capacity contract $800K for balance of 2006
- Negotiated new O&M, Energy Management Service and other key contracts
- Executed $2.77MM 2007 Resource Adequacy capacity contract



**Chula Vista facility (44MW name plate capacity)**



**Escondido facility (44MW name plate capacity)**

MMC

# 94MW Chula Vista Upgrade

- CPUC/CAISO mandate for new energy and capacity in 2007/08
  - Currently 44MW name plate capacity
- 94 MW Upgrade planned at Chula Vista with newer, efficient turbines
  - 2 GE LM-6000's to be sourced and installed at Chula Vista site, will replace and expand current capacity
- Commenced expansion of Chula Vista Facility
  - ✓ Filed application with California ISO
  - ✓ Began design and planning review
  - ✓ Expect new unit to be operational in Q1 2008
  - ✓ Retained Worley Parsons as Engineering Consultants
  - ✓ Local permit process underway



**Chula Vista facility (44MW name plate capacity)**

MMC

# Mid-Sun Power Plant Acquisition

- Located in Kern County California (Bakersfield)
- Simple, remote start operations
- Leverage existing O&M, Energy Management Service and other key contracts
- Replicate minor modification from San Diego facilities to provide valuable capacity, ancillary services and peak energy
- Potential to reinstall a HRSG to provide both steam and energy to nearby oil producer under profitable long term contract
- Negotiated purchase price of approximately 5x EBITDA
- Executed Purchase and Sale Agreement on August 8, 2006
- Expected closing November 2006



Mid-Sun facility

MMC

Financial Overview

Third Quarter 2006


MMC

# Summary Income Statement

| *(All figures in 000s USD)* | Three months ended, Sep-06 | Six months ended, Jun-06 |
|---|---|---|
| Revenue | $2,515 | $271 |
| Cost of sales | 673 | 51 |
| Gross Profit | 1,843 | 220 |
| Operating expenses | | |
| Operations & maintenance | 710 | 733 |
| Re-commissioning expenses | 13 | 2,143 |
| General & administrative expenses | 889 | 2,221 |
| Total operating expenses | 1,611 | 5,097 |
| Operating income (loss) | 232 | (4,877) |
| Total other expenses (income) | 69 | 63 |
| Provision for income taxes | - | - |
| Net income (loss) | $163 | ($4,940) |
| EPS | $0.00 | ($0.17) |

MMC

# Summary Balance Sheet

| *(All figures in 000s USD)* | As of 06/30/06 |
|---|---|
| Assets | |
| Cash and equivalents | $10,072 |
| Restricted cash | 311 |
| Other | 4,002 |
| Total | $14,385 |
| | |
| Liabilities | |
| Current maturities of LT debt | $407 |
| Accounts payable | 940 |
| Other | 338 |
| LT Debt | 2,593 |
| Total liabilities | 4,278 |
| | |
| Stockholder's equity | |
| Comon stock | 48 |
| Additional paid in capital | 15,023 |
| Accumulated deficit | (4,963) |
| Total stockholder's equity | 10,107 |
| | |
| Total liabilities & stockholder's equity | $14,385 |

MMC

# Appendix


MMC

# Industry Basics

- Power generating facilities can be divided into classes differentiated by duty. "Baseload" facilities are those that run continuously to supply power regardless of time of day or weather conditions. "Peaking" facilities are those that are run to meet increases in demand. Peaking facilities may be used every day, or only as often as a few hours of the year.

- Typical baseload facilities consist of coal plants, nuclear plants, and non-peaking hydro generating facilities. Peaking facilities include coal plants and hydro facilities; however, it is more typical that natural gas-fired combined cycle and simple cycle gas turbine-based plants serve this duty. Plants which do not fall into either category are "intermittent" generators such as wind or seasonal hydro which cannot be controlled.

- Power generators bid a price for their power for each unit of time (e.g., an hour). The prices are "stacked" from lowest to highest until the entire demand is met – this price is called the clearing price, which is set by the marginal unit of power and is the price paid to all generators for their power. Power prices bid by each generator will be based on a combination of fuel price, fuel efficiency, and variable operating costs. Baseload plants tend to have the lowest variable cost per unit, while peaking plants have much higher operating costs. Beyond burning fuel and producing power, operation of a power plant requires coordination between the plant operators and the local operator of the transmission grid (often called the Independent System Operator, "ISO") who will dictate which plants will operate and how the market clearing price will be set. In addition, fuel supply must be arranged to ensure supply as-needed at a known price, set by a transparent index.

- The long-range output for pricing power is characterized by the spark spread which is the forward power price less the forward gas price times a multiple (the "heat rate") which represents the efficiency of the plant.

- Output from power plants in liberalized regional markets may be sold to counterparties pursuant to long-term contracts (known as Power Purchase Agreements, or PPAs), or into the market at what amounts to a spot price. In the latter circumstance, the power generation facilities are known as merchant plants.

MMC

# Plant Management Overview


Power Plant Basics
Plant Management
Fuel Price Risk Management
» Hedging monthly price
» Up to one year or as asset holder and credit availability permits
Spark Spread
Co-ordination between fuel and power price to protect cash flow and profit margin
Power Price Risk Management
» Hedge monthly increments
» Time frame up to one year or as asset holder and credit availability permits
Physical Fuel Supply
» Purchase Fuel
» Price at index [minus] on monthly basis
Power Plant
Physical Power
» Sold in day ahead and real time hourly market
» Pricing at index or based on merit order dispatch







# MMC Energy Inc.

**NASDAQ OTC: MMCN**

**DEUTSCHE BOURSE: JU1**